Earnings per share - Summary of Amounts and Numbers Used in Calculation of Net Income Attributable to NHI Shareholders Per Share (Basic and Diluted) (Detail) - JPY (¥)
¥ / shares in Units, ¥ in Millions
12 Months Ended
	Mar. 31, 2016	Mar. 31, 2015	Mar. 31, 2014
Basic-
Basic-Net income attributable to NHI shareholders	¥ 131,550	¥ 224,785	¥ 213,591
Basic-Weighted average number of shares outstanding	3,600,701,499	3,645,514,878	3,709,830,989
Basic-Net income attributable to NHI shareholders per share	¥ 36.53	¥ 61.66	¥ 57.57
Diluted-
Diluted-Net income attributable to NHI shareholders	¥ 131,426	¥ 224,726	¥ 213,561
Diluted-Weighted average number of shares outstanding	3,700,388,050	3,743,690,088	3,826,496,369
Diluted-Net income attributable to NHI shareholders per share	¥ 35.52	¥ 60.03	¥ 55.81